June 8, 2011
HATTERAS BETA HEDGED STRATEGIES FUND
No Load Shares and Class C Shares

A series of Hatteras Alternative Mutual Funds Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
dated April 30, 2011

Hatteras Alternative Mutual Funds, LLC (the “Advisor”), the investment adviser to the Hatteras Beta Hedged Strategies Fund (the “Fund”), has determined to discontinue managing the Fund, and the Board of Trustees of Hatteras Alternative Mutual Funds Trust has adopted a plan of liquidation.   Please note that the Fund will be liquidating its assets on August 1, 2011.  You are welcome, however, to redeem your shares before that date.

Alternatively, you may exchange your shares for shares of another fund in the Hatteras Family of Funds.  If you act before the Fund’s liquidation occurs, you may exchange your shares of the Fund for shares of another fund in the Hatteras Family of Funds.  Exchanges will not incur any sales charges or be assessed any contingent deferred sales charges.  If there are questions regarding operational or trading issues associated with the exchange, please contact the Transfer Agent, U.S. Bancorp Fund Services, LLC at 800.236.4424.  If it is the investor’s desire to exchange to a Fund not currently offered by his or her financial intermediary, please contact the Advisor at 866.388.6292.  Before requesting any such exchange, you should carefully review the applicable prospectus to ensure that the fund(s) into which you desire to exchange meets your investment objectives and needs.

Effective June 15, 2011, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund.  In addition, effective June 15, 2011, the Advisor will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by July 29, 2011, will automatically be redeemed and cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-877-569-2382 prior to July 29, 2011, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by July 29, 2011, your shares will be redeemed on August 1, 2011, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on August 1, 2011.  Please contact the Fund at 877.569.2382 if you have any questions.

Please retain this Supplement with your Prospectus and SAI for reference.